EXHIBIT 10.120

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

HAZ-PA-03791	1	SA-35
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 35

to

PURCHASE AGREEMENT NO. PA-03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Relating to

Boeing Models 737-8 and 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 35 to the Purchase Agreement (as defined below) (Supplemental Agreement No. 35), entered into as of the date below, is made by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and AIR LEASE CORPORATION, a Delaware corporation (Customer). Boeing and Customer are referenced herein each as a Party and together as the Parties. This Supplemental Agreement No. 35 is an amendment to and is incorporated into the Purchase Agreement. All defined terms used but not defined in this Supplemental Agreement No. 35 will have the same meaning as in the Purchase Agreement.
WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-03791 dated as of July 3, 2012 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing models 737-8 and 737-9 aircraft (Aircraft);
WHEREAS, Customer has [*].
WHEREAS, Customer has identified [*];
    WHEREAS, Customer desires to [*];
WHEREAS, Boeing and Customer, [*];
WHEREAS, Boeing and Customer, [*]; and
WHEREAS, Boeing and Customer desire to [*].
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.Table of Contents.

HAZ-PA-03791	2	SA-35
BOEING PROPRIETARY

The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 35.
2.[*].
2.1Table 1A, entitled “737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1A, entitled “737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 2 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1A reflects [*].
2.2Table 1B, entitled “737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1B, entitled “737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 3 to this Supplemental Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1B reflects [*].
2.3Table 1C, entitled “737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1C, entitled “737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 4 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1C reflects [*].
2.4Table 1D, entitled “737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1D, entitled “737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 5 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1D reflects [*].
2.5Table 1E, entitled “737-8 Block E [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1E, entitled “737-8 Block E [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 6 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1E reflects [*].
2.6Table 1G, entitled “737-8 Block G [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1G, entitled “737-8 Block G [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 7 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1G reflects [*].
2.7Table 1H1, entitled “737-8 Block H1 [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1H1, entitled ““737-8 Block H1 [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 8 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1H1 reflects [*].

HAZ-PA-03791	3	SA-35
BOEING PROPRIETARY

2.8Table 1H5, entitled “737-8 Block H5 [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is herby deleted in its entirety and replaced by a revised Table 1H5, entitled “737-8 Block H5 [*] Aircraft Delivery, Description, Price an Advance Payments,” provided as Enclosure 9 to this Supplemental Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1H5 reflects [*].
2.9Table 1H6, entitled “737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1H6, entitled “737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 10 to this Supplemental Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1H6 reflects [*].
2.10Table 1K, entitled “737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payment,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1K, entitled “737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payment,” provided as Enclosure 11 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1K reflects [*].
2.11Table 1L, entitled “737-9 Block L [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a revised Table 1L, entitled “737-9 Block L [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 12 to this Supplement Agreement No. 35 and incorporated into the Purchase Agreement by this reference. The new Table 1L reflects [*].
3.Exhibits.
3.1Exhibit A1-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 13 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A1-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1H1.
3.2Exhibit A1-2, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 14 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A1-2 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased or to be leased to [*] in Table 1H1, Table 1H5 and Table 1H6.
3.3Exhibit A3-1, HAZ/[*]737-8 Aircraft Configuration [*], provided as Enclosure 15 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A3-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1H1.
3.4Exhibit A6-1, HAZ/[*] 737-9 Aircraft Configuration [*], provided as Enclosure 16 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A6-1 incorporates the Customer Configuration Changes for the 737-9 Aircraft to be leased to [*] in Table 1L.
3.5Exhibit A8-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 17 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A8-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1E.

HAZ-PA-03791	4	SA-35
BOEING PROPRIETARY

3.6Exhibit A21-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 18 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A21-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1C.
3.7Exhibit A21-2, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 19 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A21-2 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1G.
3.8Exhibit A21-3, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 20 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A21-3 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1H1.
3.9Exhibit A24-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 21 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A24-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1C.
3.10Exhibit A24-2, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 22 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A24-2 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1E.
3.11Exhibit A24-3, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 23 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A24-3 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1G.
3.12Exhibit A25, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 24 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A25 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1A.
3.13Exhibit A26, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 25 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A26 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1A.
3.14Exhibit A26-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 26 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A26-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1H1, Table 1H5 and Table 1H6.
3.15Exhibit A26-2, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 27 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A26-2 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1H1.
3.16Exhibit A27, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 28 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A27 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1H1.
3.17Exhibit A28, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 29 to this Supplemental Agreement No. 35, is hereby incorporated into the

HAZ-PA-03791	5	SA-35
BOEING PROPRIETARY

Purchase Agreement. This Exhibit A28 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1A.
3.18Exhibit A28-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 30 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A28-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1C.
3.19Exhibit A28-2, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 31 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A28-2 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1H1.
3.20Exhibit A29, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 32 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A29 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1A.
3.21Exhibit A29-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 33 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A29-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1G.
3.22Exhibit A29-2, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 34 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A29-2 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1H1, Table 1H5 and Table 1H6.
3.23Exhibit A30, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 35 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A30 incorporates the Customer Configuration Changes for the 737-8 Aircraft leased to [*] in Table 1E.
3.24Exhibit A30-1, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 36 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A30-1 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1H1 and Table 1H6.
3.25Exhibit A30-2, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 37 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A30-2 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1K.
3.26Exhibit A31, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 38 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A31 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1A and Table 1H5.
3.27Exhibit A32, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 39 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A32 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*]in Table 1A, Table 1H5 and Table 1H6.
3.28Exhibit A33, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 40 to this Supplemental Agreement No. 35, is hereby incorporated into the Purchase Agreement. This Exhibit A33 incorporates the Customer Configuration Changes for the 737-8 Aircraft to be leased to [*] in Table 1H6.

HAZ-PA-03791	6	SA-35
BOEING PROPRIETARY

4.LETTER AGREEMENTS
    Letter Agreement No. HAZ-PA-03791-LA-1208079R3, entitled [*] is deleted in its entirety and replaced with a revised Letter Agreement No. HAZ-PA-03791-LA-1208079R4, entitled [*], which is provided as Enclosure 41 to this Supplemental Agreement No. 35 and incorporated into the Purchase Agreement by this reference.
5.Miscellaneous.
5.1The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
5.2This Supplemental Agreement No. 35 will become effective upon execution and receipt by both Parties on or before December 20th, 2024; if this Supplemental Agreement No. 35 is not executed by such date, then this Supplemental Agreement No. 35 will be null and void and have no force or effect.

HAZ-PA-03791	7	SA-35
BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	AIR LEASE CORPORATION

Signature	Signature

Matthew Cram	Grant Levy
Printed name	Printed name

Attorney-in-Fact	Executive Vice President
Title	Title

HAZ-PA-03791	8	SA-35
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-35
1B	737-9 Block B Aircraft Information Table [*]	SA-35
1C	737-8 Block C Aircraft Information Table [*]	SA-35
1D	737-8 Block D Aircraft Information Table [*]	SA-35
1E	737-8 Block E Aircraft Information Table [*]	SA-35
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~ 	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-35
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-35
~~1H2~~	~~737-8 Block H2 Aircraft Information Table [*]~~ 	SA-29
~~1H3~~	~~737-8 Block H3 Aircraft Information Table [*]~~ 	SA-29
~~1H4~~	~~737-8 Block H4 Aircraft Information Table [*]~~ 	SA-29
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-35
1H6	737-8 Block H6 Aircraft Information Table [*]	SA-35
1I	737-8 Block I Aircraft Information Table [*]	SA-27
1J	737-8 Block J Aircraft Information Table [*]	SA-32
1K	737-8 Block K Aircraft Information Table [*]	SA-35
1L	737-9 Block L Aircraft Information Table [*]	SA-35
1M	737-8 Block M Aircraft Information Table [*]	SA-34

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A1-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35

HAZ-PA-03791	i	SA-35
BOEING PROPRIETARY

Enclosure 1

A1-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2-1	HAZ/[*] 737-8 Aircraft Configuration (Block I)	SA-27
A3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-16
A3-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A6-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-35
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A7-1	HAZ/[*] 737-8 Aircraft Configuration [*] (Block J)	SA-28
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A9	HAZ/[*]737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*]737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*]737-8 Aircraft Configuration [*]	SA-25
A21-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A21-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35

HAZ-PA-03791	ii	SA-35
BOEING PROPRIETARY

Enclosure 1

A21-3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A22	HAZ[*] 737-9 Aircraft Configuration [*]	SA-25
A22-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-28
A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26
A24	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-31
A24-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A24-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A24-3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A25	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A27	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A31	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A32	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A33	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
B	Aircraft Delivery Requirements and Responsibilities

HAZ-PA-03791	iii	SA-35
BOEING PROPRIETARY

Enclosure 1

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R13	Advance Payment Matters	SA-34
LA-1208079R4	[*]	SA-35
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~Reconfirmation Aircraft~~	SA-4
LA-1208090R16	Special Matters for 737-8 and 737-9 Aircraft	SA-34
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]

HAZ-PA-03791	iv	SA-35
BOEING PROPRIETARY

Enclosure 1

~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~ 	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016R1	[*]	SA-31
LA-1805303	[*]	SA-18
LA-2003489	[*]	SA-26
LA-2100098	Miscellaneous Matters – Block I Aircraft	SA-27
LA-2101360	Miscellaneous Matters – Block J Aircraft	SA-28
LA-2302334	[*]	SA-34

HAZ-PA-03791	v	SA-35
BOEING PROPRIETARY

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:	D019A007-B (5/18/2012)			4Q11 External Fcst
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	1%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-35 Page 1 of 2

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	39

[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-35 Page 2 of 2

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-9	194,700 pounds		Detail Specification:		D019A007-B (5/18/2012)		4Q11 External Fcst
Engine Model/Thrust:			CFMLEAP-1B28	27,900 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	1%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-35 Page 1 of 2

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	34
[*]

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-35 Page 2 of 2

Table 1C	Enclosure 4
to Purchase Agreement No. PA-03791 737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:		D019A008-J (1/16/2015)		4Q14 External Fcst
Engine Model/Thrust:			CFMLEAP-1B25	25,000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Estimated Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	1%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4

[*]

HAZ-PA-03791 73166-1F.TXT	Boeing Proprietary	SA-35 Page 1 of 1

Table 1D	Enclosure 5
to Purchase Agreement No. PA-03791 737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:		D019A008-L (10/5/2015)		4Q15 External Fcst
Engine Model/Thrust:			CFMLEAP-1B25	25000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	1%	4%	5%	30%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	5

[*]

[*]

HAZ-PA-03791 85773-1F.TXT	Boeing Proprietary	SA-35 Page 1 of 1

Table 1E To	Enclosure 6
Purchase Agreement No. PA-03791 737-8 Block E [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:		D019A008-N (6/10/2016)		2Q16 External Fcst
Engine Model/Thrust:			CFMLEAP-1B25	25,000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Deposit per Aircraft:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	5

[*]

[*]

HAZ-PA-03791 104528-1F.TXT	Boeing Proprietary	SA-35 Page 1 of 1

Table 1G To	Enclosure 7
Purchase Agreement No. PA-03791 737-8 Block G [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:		D019A008-P (5/1/2017)		2Q17 External Fcst
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4

[*]

HAZ-PA-03791 107613-1F.txt and 108782-1F.txt	Boeing Proprietary	SA-35 Page 1 of 1

Table 1H1 To	Enclosure 8
Purchase Agreement No. PA-03791 737-8 Block H1 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:		D019A008-R (12/8/2017)		4Q17 External Fcst
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]
		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	14

[*]

HAZ-PA-03791 109141-1F.txt	Boeing Proprietary	SA-35 Page 1 of 1

Table 1H5 To	Enclosure 9
Purchase Agreement No. PA-03791 737-8 Block H5 (January 2018 Base) Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:			D019A008-R (12/8/2017)	4Q17 External Fcst
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]
		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	9

[*]

HAZ-PA-03791 109141-1F.txt	Boeing Proprietary	SA-35 Page 1 of 1

Table 1H6 To	Enclosure 10
Purchase Agreement No. PA-03791 737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	182,200		Detail Specification:		D019A008-R (12/8/2017)		4Q17 External Fcst
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]
		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	15

[*]

HAZ-PA-03791 109141-1F.txt	Boeing Proprietary	SA-35 Page 1 of 1

Table 1K To	Enclosure 11
Purchase Agreement No. PA-03791 737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	159,400 pounds		Detail Specification:		D019A008-Y (12/18/2020)		2Q21 External Fcst
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 118056-1F.txt	Boeing Proprietary	SA-35 Page 1 of 2

Table 1K To	Enclosure 11
Purchase Agreement No. PA-03791 737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payments

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	25

HAZ-PA-03791 118056-1F.txt	Boeing Proprietary	SA-35 Page 2 of 2

Table 1L To	Enclosure 12
Purchase Agreement No. PA-03791 737-9 Block L [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-9	168,200 pounds		Detail Specification:		D019A008-Y (12/18/2020)		2Q21 External Fcst
Engine Model/Thrust:			CFMLEAP-1B28	27,900 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	PA	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
Total:	7

HAZ-PA-03791 118057-1F.txt	Boeing Proprietary	SA-35 Page 1 of 1

Enclosure 13

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A1-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA1-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 13

Exhibit A1-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA1-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 13
Exhibit A1-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A1-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 13
Exhibit A1-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A1-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 13
Exhibit A1-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A1-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 13
Exhibit A1-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A1-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 14

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A1-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA1-2		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 14

Exhibit A1-2

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA1-2		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 14
Exhibit A1-2 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A1-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 14
Exhibit A1-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A1-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 14
Exhibit A1-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A1-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 14
Exhibit A1-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A1-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 15

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A3-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA3-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 15

Exhibit A3-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA3-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 15
Exhibit A3-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A3-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 15
Exhibit A3-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A3-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 15
Exhibit A3-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A3-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 15
Exhibit A3-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A3-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 15
Exhibit A3-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A3-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 16

HAZ/[*] 737-9 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A6-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA6-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 16

Exhibit A6-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA6-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 16
Exhibit A6-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A6-1 ([*] 737-9)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 16
Exhibit A6-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A6-1 ([*] 737-9)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 16
Exhibit A6-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A6-1 ([*] 737-9)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 16
Exhibit A6-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A6-1 ([*] 737-9)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 16
Exhibit A6-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A6-1 ([*] 737-9)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 17

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A8-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA8-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 17

Exhibit A8-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA8-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 17
Exhibit A8-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A8-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 17
Exhibit A8-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A8-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 17
Exhibit A8-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A8-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 17
Exhibit A8-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A8-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 18

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A21-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA21-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 18

Exhibit A21-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA21-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 18
Exhibit A21-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A21-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 18
Exhibit A21-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 18
Exhibit A21-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 18
Exhibit A21-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 18
Exhibit A21-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 19

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A21-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA21-2		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 19

Exhibit A21-2

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA21-2		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 19
Exhibit A21-2 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A21-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 19
Exhibit A21-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 19
Exhibit A21-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 19
Exhibit A21-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 19
Exhibit A21-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 20

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A21-3

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA21-3		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 20

Exhibit A21-3

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA21-3		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 20
Exhibit A21-3 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A21-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 20
Exhibit A21-3 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 20
Exhibit A21-3 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 20
Exhibit A21-3 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 20
Exhibit A21-3 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A21-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 21

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A24-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA24-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 21

Exhibit A24-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA24-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 21
Exhibit A24-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A24-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 21
Exhibit A24-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 21
Exhibit A24-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 21
Exhibit A24-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 21
Exhibit A24-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 22

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A24-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA24-2		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 22

Exhibit A24-2

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA24-2		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 22
Exhibit A24-2 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A24-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 22
Exhibit A24-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 22
Exhibit A24-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 22
Exhibit A24-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 23

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A24-3

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA24-3		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 23

Exhibit A24-3

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA24-3		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 23
Exhibit A24-3 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A24-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 23
Exhibit A24-3 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 23
Exhibit A24-3 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 23
Exhibit A24-3 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A24-3 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 24

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A25

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA25		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 24

Exhibit A25

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA25		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 24
Exhibit A25 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A25 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 24
Exhibit A25 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A25 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 24
Exhibit A25 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A25 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 24
Exhibit A25 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A25 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 25

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A26

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA26		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 25

Exhibit A26

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA26		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 25
Exhibit A26 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A26 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 25
Exhibit A26 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 25
Exhibit A26 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 25
Exhibit A26 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 25
Exhibit A26 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 26

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A26-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA26-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 26

Exhibit A26-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA26-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 26
Exhibit A26-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A26-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 26
Exhibit A26-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 26
Exhibit A26-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 26
Exhibit A26-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 27

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A26-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA26-2		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 27

Exhibit A26-2

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA26-2		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 27
Exhibit A26-2 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A26-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 27
Exhibit A26-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 27
Exhibit A26-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 27
Exhibit A26-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A26-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 28

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A27

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA27		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 28

Exhibit A27

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA27		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 28
Exhibit A27 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A27 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 6

Boeing Proprietary	Enclosure 28
Exhibit A27 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A27 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 6

Boeing Proprietary	Enclosure 28
Exhibit A27 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A27 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 6

Boeing Proprietary	Enclosure 28
Exhibit A27 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A27 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 6

Boeing Proprietary	Enclosure 28
Exhibit A27 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A27 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 6

Boeing Proprietary	Enclosure 28
Exhibit A27 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A27 ([*] 737-8)	BOEING PROPRIETARY	Page: 6 of 6

Enclosure 29

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A28

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA28		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 29

Exhibit A28

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA28		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 29
Exhibit A28 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A28 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 29
Exhibit A28 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 29
Exhibit A28 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 29
Exhibit A28 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 30

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A28-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA28-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 30

Exhibit A28-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA28-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 30
Exhibit A28-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A28-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 30
Exhibit A28-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 30
Exhibit A28-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 30
Exhibit A28-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 31

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A28-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA28-2		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 31

Exhibit A28-2

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA28-2		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 31
Exhibit A28-2 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A28-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 31
Exhibit A28-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 31
Exhibit A28-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 31
Exhibit A28-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A28-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 32

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A29

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA29		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 32

Exhibit A29

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA29		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 32
Exhibit A29 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A29 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 32
Exhibit A29 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 32
Exhibit A29 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 32
Exhibit A29 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 32
Exhibit A29 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 33

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A29-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA29-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 33

Exhibit A29-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA29-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 33
Exhibit A29-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A29-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 33
Exhibit A29-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 33
Exhibit A29-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 33
Exhibit A29-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 33
Exhibit A29-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 34

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A29-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA29-2		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 34

Exhibit A29-2

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA29-2		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 34
Exhibit A29-2 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A29-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 34
Exhibit A29-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 34
Exhibit A29-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 34
Exhibit A29-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A29-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 35

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A30

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA30		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 35

Exhibit A30

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA30		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 35
Exhibit A30 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A30 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 35
Exhibit A30 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 35
Exhibit A30 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 35
Exhibit A30 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 35
Exhibit A30 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 36

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A30-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA30-1		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 36

Exhibit A30-1

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA30-1		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 36
Exhibit A30-1 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A30-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 36
Exhibit A30-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 36
Exhibit A30-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 36
Exhibit A30-1 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30-1 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 37

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A30-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA30-2		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 37

Exhibit A30-2

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA30-2		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 37
Exhibit A30-2 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A30-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 37
Exhibit A30-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 37
Exhibit A30-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 37
Exhibit A30-2 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A30-2 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 38

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A31

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA31		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 38

Exhibit A31

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA31		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 38
Exhibit A31 To
Purchase Agreement No. PA-03791

[+]	Title

P.A. 03791 SA-35
Exhibit A31 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 38
Exhibit A31 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A31 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 38
Exhibit A31 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A31 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 38
Exhibit A31 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A31 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 39

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A32

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA32		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 39

Exhibit A32

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA32		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 39
Exhibit A32 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A32 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 4

Boeing Proprietary	Enclosure 39
Exhibit A32 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A32 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 4

Boeing Proprietary	Enclosure 39
Exhibit A32 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A32 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 4

Boeing Proprietary	Enclosure 39
Exhibit A32 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A32 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 4

Enclosure 40

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A33

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA33		SA-35 EXA Page 1
BOEING PROPRIETARY

Enclosure 40

Exhibit A33

AIRCRAFT CONFIGURATION

Dated __________, 2024

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791-EXA33		SA-35 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 40
Exhibit A33 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-35
Exhibit A33 ([*] 737-8)	BOEING PROPRIETARY	Page: 1 of 5

Boeing Proprietary	Enclosure 40
Exhibit A33 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A33 ([*] 737-8)	BOEING PROPRIETARY	Page: 2 of 5

Boeing Proprietary	Enclosure 40
Exhibit A33 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A33 ([*] 737-8)	BOEING PROPRIETARY	Page: 3 of 5

Boeing Proprietary	Enclosure 40
Exhibit A33 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A33 ([*] 737-8)	BOEING PROPRIETARY	Page: 4 of 5

Boeing Proprietary	Enclosure 40
Exhibit A33 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-35
Exhibit A33 ([*] 737-8)	BOEING PROPRIETARY	Page: 5 of 5

Enclosure 41
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208079R4

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-7, 737-8 and 737-9 aircraft

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
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7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
8.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure

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Enclosure 41

of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By

Its	Matthew Cram - Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	December 19, 2024

AIR LEASE CORPORATION

By

Its	Grant Levy- Executive Vice President

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